HARRIS INSIGHT(R) FUNDS
                           HARRIS INSIGHT EQUITY FUNDS
                        HARRIS INSIGHT FIXED INCOME FUNDS
                        HARRIS INSIGHT MONEY MARKET FUNDS
                                 Class A Shares

                        SUPPLEMENT DATED AUGUST 18, 1997
                       TO THE PROSPECTUS DATED MAY 1, 1997
                            AS REVISED AUGUST 1, 1997


ALL FUNDS

As described on page 48 of the Prospectus, Class A Shares of the Funds are sold with a maximum front-end sales charge of 4.50% (applied when an investment is
made),   subject  to  certain  exceptions.   Commencing  August  18,  1997,  the
distributor has voluntarily agreed until further notice to waive the sales charge on Class A Shares. As a result, during the waiver period the distributor will not pay sales charge reallowances to financial institutions through whom Class A Shares are purchased. The Prospectus will be amended or further supplemented at such time as the sales charge waiver may be terminated.